SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 30, 2004
                        (Date of earliest event reported)

   Commission          Registrant; State of Incorporation;    I.R.S. Employer
   File Number         Address; and Telephone Number          Identification No.

     1-3525       AMERICAN ELECTRIC POWER COMPANY, INC.          13-4922640
                  (A New York Corporation)
                  1 Riverside Plaza
                  Columbus, Ohio 43215
                  Telephone (614) 716-1000


Item 7.     Financial Statements and Exhibits.

The Exhibit Index on page 3 is incorporated herein by reference.

Item 9.     Regulation FD Disclosure.

      The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.

      Attached and incorporated herein by reference as Exhibit 99 is a copy of the press release of American Electric Power Company, Inc. naming a new member of its board of directors.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.


                              By: /s/ Thomas G. Berkemeyer
                              Name: Thomas G. Berkemeyer
                              Title: Assistant Secretary


July 30, 2004


                                  EXHIBIT INDEX

Exhibit No.                             Description

99 Press Release issued by American Electric Power Company, Inc., dated July 30, 2004.



AEP names Lionel L. Nowell III to board of directors

Friday, July 30, 2004
AEP News Release

Lionel L. Nowell III, senior vice president and treasurer of PepsiCo Inc., has been eleted to AEP's board of directors, according to Michael G. Morris, AEP's chairman, president and chief executive officer.

With the election of Nowell, AEP's board consists of 12 members, 11 of whom are outside directors. Morris is the only inside director.

"Lionel Nowell has an extensive financial background with experience in corporate strategy and business development, credentials that are valuable to a corporate board," Morris said. "We're very pleased that he has agreed to join our board of directors."

Nowell became senior vice president and treasurer of PepsiCo in August 2001 and is responsible for the PepsiCo's worldwide corporate treasury function, including worldwide financial activities, capital markets strategies, foreign exchange, cash forecasting and planning. Previously, he was chief financial officer of the Pepsi Bottling Group and, prior to that, he was PepsiCo's controller.

Nowell joined PepsiCo from RJR Nabisco, Inc., where he was senior vice president, Strategy and Business Development. Prior to that, Nowell was with Diageo PLC, where he became chief financial officer of Diageo's Pillsbury North America, Pillsbury Foodservice and Haagen Dazs units.

Nowell holds an undergraduate degree in business administration from The Ohio State University and is a certified public accountant.

Nowell is on the board of directors for PepsiAmericas and Church & Dwight Co., Inc. He is a member of the Dean's Advisory Board at The Ohio State University Fisher College of Business. He is also an active member of the Executive Leadership Council, Financial Executive Institute, American Institute of Certified Public Accountants and the Ohio Society of CPAs.